                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 21, 2004
                Date of report (Date of earliest event reported)


                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)


                1-9025                                 NOT APPLICABLE.
        (Commission File Number)               (IRS Employer Identification No.)


     7961 SHAFFER PARKWAY, SUITE 5                           80127
             LITTLETON, CO
(Address of Principal Executive Offices)                   (Zip Code)


                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

                                VISTA GOLD CORP.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         PRESS RELEASE DATED APRIL 21, 2004

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired:

                  Not applicable.

         (b)      PRO FORMA financial information:

                  Not applicable.

         (c)      Exhibits:

                  VISTA GOLD CORP. ANNOUNCES UPDATED RESOURCE
                  ESTIMATE FOR THE MAVERICK SPRINGS PROJECT IN NEVADA

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

         Not applicable.

ITEM 11. TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

         Not applicable.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         Not applicable.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VISTA GOLD CORP.
                                         (Registrant)

Date:    April 21, 2004                  By: /s/  Ronald J. McGregor
                                             ------------------------
                                         Ronald J. McGregor
                                         President & CEO


                                  EXHIBIT INDEX

                  EXHIBIT NO. 99.1                                      PAGE NO.
                  ----------------                                      --------

PRESS RELEASE DATED APRIL 21, 2004 VISTA GOLD CORP.                        2
ANNOUNCES UPDATED RESOURCE ESTIMATE FOR THE
MAVERICK SPRINGS PROJECT IN NEVADA




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